SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 16, 2003

Hughes Electronics Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-26035	52-1106564
(Commission File Number)	(I.R.S. Employer Identification No.)

200 North Sepulveda Boulevard El Segundo, California	90245
(Address of Principal Executive offices)	(Zip Code)

(310) 662-9688

(Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if changed Since Last Report)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

Exhibit No.	Exhibit

99.1	Press Release, dated July 16, 2003

Item 9.	Regulation FD Disclosure (Information Furnished in this Item 9 is Furnished under Item 12)

In accordance with Securities and Exchange Commission Release No. 33-8126, the following information, which is intended to be furnished under Item 12, “Results of Operations and Financial Condition,” is instead being furnished under Item 9, “Regulation FD Disclosure.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On July 16, 2003, a news release was issued on the subject of second quarter consolidated earnings by Hughes Electronics Corporation (“Hughes”). The news release did not include certain financial statements, related footnotes and certain other financial information that will be filed with the Securities and Exchange Commission as part of Hughes’ Quarterly Report on Form 10-Q. A copy of the press release relating to such announcement, dated July 16, 2003, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HUGHES ELECTRONICS CORPORATION

Date: July 16, 2003	By:	/s/ MICHAEL J. GAINES
		Name:	Michael J. Gaines
		Title:	Corporate Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press Release, dated July 16, 2003